                                                                    Exhibit 10.8

                                             [IBM Credit Corporation Letterhead]

April 12, 2002



Mr. William Kullback,
Chief Financial Officer
Pemstar Inc.
3535 Technology Drive NW
Minneapolis, MN

Mr. John Miller, President
Turtle Mountain Corporation
380 Oak Grove Parkway
St. Paul, MN 55127

Mr. William Kullback,
Chief Financial Officer
Pemstar Pacific Consultants Inc.
1280 Villa Street
Mountain View, CA 94041

Re: Extension to Specific Terms of the Acknowledgment, Waiver #2 and Amendment to Financing Agreement

Gentlemen:

         Reference is hereby made to the following documents: (i) that certain Amended and Restated Revolving Credit Agreement dated June 29, 2001 (as amended, modified and supplemented from time to time, the "Financing Agreement") among Pemstar Inc. ("Customer"), Turtle Mountain Corporation ("Turtle Mountain") and Pemstar Pacific Consultants Inc. ("Pemstar Pacific Consultants") (Customer, Turtle Mountain and Pemstar Pacific Consultants are collectively the "Credit Parties" and individually a "Credit Party") and IBM Credit Corporation ("IBM Credit") and (ii) the Acknowledgment, Waiver #2 and Amendment to Financing Agreement dated March 29, 2002 among the Credit Parties and IBM Credit (the "Waiver #2 and Amendment"). Capitalized terms used herein without definition shall have the meaning ascribed thereto in the Financing Agreement and the Waiver and Amendment.

         Under Section 5 of Waiver #2 and Amendment, IBM Credit conditioned the effectiveness of its waiver of certain defaults upon the satisfaction of certain conditions precedent. Section 5(iii) and 5(iv) of Waiver #2 and Amendment required that (i) the Credit Parties close the Proposed Debt Issuance in an amount not less than $20,000,000, with terms and conditions satisfactory to IBM Credit, on or prior to Apri1 12, 2002 and (ii) US Bank shall have consented to the Proposed Debt Issuance prior to April 12, 2002 and such consent would be in form and substance satisfactory to IBM Credit.

         As of April 12, 2002, the Credit Parties have failed to close the Proposed Debt Issuance and provide evidence to IBM Credit of US Bank's consent to the Proposed Debt Issuance, as more fully described in the Waiver #2 and Amendment.

         IBM Credit is willing to amend Sections 4(B), 5(iii) and (iv) of Waiver #2 and Amendment by deleting the reference to April 12, 2002 therein and substituting in lieu thereof April 19, 2002, provided that no Default or Event of Default would occur as a result of such extension.

         The amendment set forth herein shall be effective only with respect to the specific matters referred to herein and shall not be deemed a waiver, consent or amendment for any other purpose whatsoever. The Financing Agreement and Waiver #2 and Amendment shall remain in full force and effect in accordance with its terms.

         Please sign below, and return to us, each of the Credit Parties acknowledgment and agreement to the above on or prior to April 15, 2002.

         Please call me if I can be of additional assistance in this matter at
(914) 765-6230.

Sincerely,

/s/ Salvatore F. Grasso

Salvatore F. Grasso
Manager, Americas Commercial Financing



Agreed and acknowledged to by:


Pemstar Inc.

By:
     ---------------------------------------

Print Name:
             -------------------------------

Date:
       -------------------------------------

Turtle Mountain Corporation

By:
     ---------------------------------------

Print Name:
             -------------------------------

Date:
       -------------------------------------


Pemstar Pacific Consultants Inc.

By:
     ---------------------------------------

Print Name:
             -------------------------------

Date:
       -------------------------------------

                                               [IBM Global Financing Letterhead]

April 19, 2002




Mr. William Kullback,
Chief Financial Officer
Pemstar Inc.
3535 Technology Drive NW
Minneapolis, MN

Mr. John Miller, President
Turtle Mountain Corporation
380 Oak Grove Parkway
St. Paul, MN 55127

Mr. William Kullback,
Chief Financial Officer
Pemstar Pacific Consultants Inc.
1280 Villa Street
Mountain View, CA 94041

Re: Second Extension to Specific Terms of the Acknowledgment,
    Waiver #2 and Amendment to Financing Agreement

Gentlemen:

         Reference is hereby made to the following documents: (i) that certain Amended and Restated Revolving Credit Agreement dated June 29, 2001 (as amended, modified and supplemented from time to time, the "Financing Agreement") among Pemstar Inc. ("Customer"), Turtle Mountain Corporation ("Turtle Mountain") and Pemstar Pacific Consultants Inc. ("Pemstar Pacific Consultants") (Customer, Turtle Mountain and Pemstar Pacific Consultants are collectively the "Credit Parties" and individually a "Credit Party") and IBM Credit Corporation ("IBM Credit"), (ii) the Acknowledgment, Waiver #2 and Amendment to Financing Agreement dated March 29, 2002 among the Credit Parties and IBM Credit (the "Waiver #2 and Amendment") and (iii) the letter from IBM Credit to the Credit Parties dated April 12, 2002. Capitalized terms used herein without definition shall have the meaning ascribed thereto in the Financing Agreement and the Waiver #2 and Amendment.

         Under Section 5 of Waiver #2 and Amendment, IBM Credit conditioned the effectiveness of its waiver of certain defaults upon the satisfaction of certain conditions precedent. Section 5(iii) and 5(iv) of Waiver #2 and ,Amendment required that (i) the Credit Parties close the

Proposed Debt Issuance in an amount not less than $20,000,000, with terms and conditions satisfactory to IBM Credit, on or prior to April 12, 2002 and (ii) that US Bank shall have consented to the Proposed Debt Issuance prior to April 12, 2002 and such consent would be in form and substance satisfactory to IBM Credit.

         IBM Credit amended Section 4(B), 5(iii) and 5(iv) of Waiver #2 and Amendment by deleting the reference to April 12, 2002 therein and substituting in lieu thereof April 19, 2002.

         As of April 19, 2002, the Credit Parties have failed to close the Proposed Debt Issuance and provide evidence to IBM Credit of US Bank's consent to the Proposed Debt Issuance, as more fully described in the Waiver #2 and Amendment,

         IBM Credit is willing to amend Sections 4(B), 5(iii) and 5(iv) of Waiver #2 and Amendment by deleting the reference to April 19, 2002 and substituting in lieu thereof April 30, 2002, provided that no Default or went of Default would occur as a result of such extension.

         This amendment shall be effective only with respect to the matters referred to herein and shall not be deemed a waiver, consent or amendment for any other purpose whatsoever. The Financing Agreement and Waiver #2 and Amendment shall remain in full force and effect in accordance with its terms.

         Please sign below, and return to us, each of the Credit Parties acknowledgment and agreement to the above on or prior to April 22, 2002.

         Please call me if I can be of additional assistance in this matter at
(914) 765-6230.

Sincerely,

/s/ Salvatore F. Grasso

Salvatore F. Grasso
Manager, Americas Commercial Financing



Agreed and acknowledged to by:


Pemstar Inc.

By:  /s/ William J. Kullback
     ---------------------------------------

Print Name:  William J. Kullback
             -------------------------------

Date:  4-22-01
       -------------------------------------

Turtle Mountain Corporation

By:  /s/ A. J. Berning
     ---------------------------------------

Print Name:  A. J. Berning
             -------------------------------

Date:  4/22/02
       -------------------------------------


Pemstar Pacific Consultants Inc.

By:  /s/ William J. Kullback
     ---------------------------------------

Print Name:  William J. Kullback
             -------------------------------

Date:  4-22-02
       -------------------------------------

                        [IBM Global Financing Letterhead]

April 30, 2002

Mr. William Kullback
Chief Financial Officer
Pemstar Inc.
3535 Technology Drive NW
Minneapolis, MN

Mr. John Miller, President
Turtle Mountain Corporation
380 Oak Grove Parkway
St. Paul, MN 55127

Mr. William Kullback,
Chief Financial Officer
Pemstar Pacific Consultants Inc.
1280 Villa Street
Mountain View, CA 94041

Re: Third Extension to Specific Terms of the Acknowledgement, Waiver #2 and Amendment to Financing Agreement

Gentlemen:

         Reference is hereby made to the following documents: (i) that certain Amended and Restated Revolving Credit Agreement dated June 29, 2001 (as amended, modified and supplemented from time to time, the "Financing Agreement") among Pemstar Inc. ("Customer), Turtle Mountain Corporation ("Turtle Mountain") and Pemstar Pacific Consultants Inc. ("Pemstar Pacific Consultants") (Customer, Turtle Mountain and Pemstar Pacific Consultants are collectively the "Credit Parties" and individually a "Credit Party") and IBM Credit Corporation ("IBM Credit") (ii) the Acknowledgement, Waiver #2 and Amendment to Financing Agreement dated March 29, 2002 among the Credit Parties and IBM Credit (the "Waiver #2 and Amendment") (iii) the letter from IBM Credit to the Credit Parties dated April 12, 2002 (the "April 12, 2002 Letter") and (iv) the letter from IBM Credit to the Credit Parties dated April 19, 2002 (the "April 19, 2002 Letter"). Capitalized terms used herein without definition shall have the meaning ascribed thereto in the Financing Agreement and the Waiver #2 and Amendment.

         Under Section 5 of the Waiver #2 and Amendment, IBM Credit conditioned the effectiveness of its waiver of certain defaults upon the satisfaction of certain conditions precedent. Section 5(iii) and 5(iv) of Waiver #2 and Amendment required that (i) the Credit Parties close the Proposed Debt Issuance in an amount not less than $20,000,000, with terms and conditions satisfactory to IBM Credit, on or prior to April 12, 2002 and (ii) that US Bank shall have consented to the Proposed Debt Issuance prior to April 12, 2002 and such consent would be in form and substance satisfactory to IBM Credit.

         In the April 12, 2002 Letter, IBM Credit amended Section 4(b), 5(iii) and 5(iv) of Waiver #2 and Amendment by deleting the reference to April 12, 2002 therein and substituting in lieu thereof April 19, 2002.

         As of April 19, 2002, the Credit Parties have failed to close the Proposed Debt Issuance and provide evidence to IBM Credit of US Bank's consent to the Proposed Debt Issuance, as more fully described in the Waiver #2 and Amendment.

         In the April 19, 2002 Letter, IBM Credit again amended Section 4(b), 5(iii) and 5(iv) of Waiver #2 and Amendment by deleting the reference to April 19, 2002 therein and substituting in lieu thereof April 30, 2002.

         As of April 30, 2002, the Credit Parties have again failed to close the Proposed Debt Issuance and provide evidence to IBM Credit of US Bank's consent to the Proposed Debt Issuance, as more fully described in the Waiver #2 and Amendment.

         IBM Credit is willing to amend Sections 4(b), 5(iii) and 5(iv) of Waiver #2 and Amendment by deleting the reference to April 30, 2002 and substituting in lieu thereof May 7, 2002, provided that no Default of Event of Default would occur as a result of such extension.

         This amendment shall be effective only with respect to the matters referred to herein and shall not be deemed a waiver, consent or amendment for any other purpose whatsoever. The Financing Agreement and Waiver #2 and Amendment shall remain in full force and effect in accordance with its terms.

         Please sign below, and return to us, each of the Credit Parties acknowledgment and agreement to the above on or prior to May 1, 2002.

         Please call me if I can be of additional assistance in this matter at
(914) 765-6230.

Sincerely,

/s/ Salvatore F. Grasso
Salvatore F. Grasso
Manager, Americas Commercial Financial

Agreed and acknowledged to by:

Pemstar Inc.

By:   /s/ William J. Kullback
      ---------------------------------------

Print Name: William J. Kullback
            ---------------------------------

Date: 5/1/02

Turtle Mountain Corporation

By:   /s/ Al Berning
      ---------------------------------------

Print Name: Al Berning

Date: 5/1/02

Pemstar Pacific Consultants Inc.

By:   /s/ William J. Kullback
      ---------------------------------------

Print Name: William J. Kullback
            ---------------------------------

Date: 5/1/02

May 3, 2002


Mr. William Kullback,
Chief Financial Officer
Pemstar Inc.
3535 Technology Drive NW
Minneapolis, MN 55901

Mr. John Miller, President
Turtle Mountain Corporation
380 Oak Grove Parkway
St. Paul, MN  55127

Mr. William Kullback,
Chief Financial Officer
Pemstar Pacific Consultants Inc.
1280 Villa Street
Mountain View, CA 94041

         RE:  Consent

Gentlemen:

         Reference is hereby made to the Amended and Restated Revolving Credit Agreement dated June 29, 2001 among IBM Credit Corporation ("IBM Credit"), Pemstar Inc. (the "Customer"), Turtle Mountain Corporation ("Turtle Mountain") and Pemstar Pacific Consultants Inc. ("Pemstar Pacific Consultants", Pemstar Pacific Consultants, the Customer and Turtle Mountain are collectively referred to as the "Credit Parties") (as amended, modified and supplemented the "Financing Agreement"). Capitalized terms used herein without definition shall have the meaning ascribed thereto in the Financing Agreement.

         This letter replaces in its entirety that letter dated April 4, 2002 between IBM Credit and the Credit Parties with respect to the issuance by the Customer of subordinated convertible debt.

         The Customer has advised IBM Credit that they desire to issue an initial tranche of subordinated convertible debt in an amount equal to $5,000,000 on or before May 8, 2002 ("Initial Issuance") and thereafter up to $45,000,000 of subordinated convertible debt (in several additional tranches) ("Additional Issuance") (the Initial Issuance and the Additional Issuance are collectively referred to as the "Proposed Subordinated Debt") and has asked IBM Credit to consent to the issuance of the Proposed Subordinated Debt. IBM Credit consents to the issuance of the Proposed Subordinated Debt subject to the fulfillment of all the following conditions precedent to the satisfaction of IBM Credit in its sole discretion:

                  1. IBM Credit shall have received all the final documents relating to the Proposed Subordinated Debt including without limitation, the subordinated convertible note, securities purchase agreement and warrants and such documents and the terms and conditions of the Proposed Subordinated Debt shall be in form and substance satisfactory to IBM Credit;

                  2. The Proposed Subordinated Debt shall be unsecured and subordinated to the Indebtedness and Obligations of the Credit Parties to IBM Credit on terms and conditions satisfactory to IBM Credit;

                  3. The expiry date of the Proposed Subordinated Debt is no earlier than May 1, 2007;

                  4. U.S. Bank shall have consented to the issuance of the Proposed Subordinated Debt ("U.S. Bank Consent") and IBM Credit shall have received a copy of the U.S. Bank Consent and the U.S. Bank Consent shall be in form and substance satisfactory to IBM Credit;

                  5. IBM Credit and the Credit Parties shall have entered into an amendment to the Financing Agreement in form and substance satisfactory to IBM Credit;

                  6. IBM Credit shall have received a copy of this letter acknowledged by the Customer, Turtle Mountain and Pemstar Pacific Consultants; and

                  7. U.S. Bank and IBM Credit shall have entered into an amendment to the Intercreditor Agreement dated June 29, 2001 in form and substance satisfactory to IBM Credit.


         The consent contained herein shall be effective only with respect to the matters referred to herein and shall not be deemed a consent for any other purpose whatsoever. In addition, the consent shall only be effective when IBM Credit notifies you in writing that the conditions precedent to this consent have been fulfilled to IBM Credit's satisfaction.

         The consent contained herein is given with the understanding and conditioned upon the Credit Parties acknowledging and agreeing that (as indicated by their signature below) notwithstanding any prior course of conduct or dealing between IBM Credit and the Credit Parties, the terms of the Proposed Subordinated Debt are such that IBM Credit may not have the same flexibility to amend and grant waivers under the Financing Agreement in the future and IBM Credit may be forced to exercise remedies (including acceleration) more quickly in order to protect its interests vis a vis the holders of the Proposed Subordinated Debt.

         Except as set forth herein, the Financing Agreement shall remain in full force and effect in accordance with its terms.

         This consent may be signed in any number of counter parts with the same effect as if the signature thereto and hereto were upon the same instrument.

                                       Very truly yours,

                                       /s/ Salvatore F. Grasso

                                       IBM Credit Corporation

Acknowledged and Agreed to:

PEMSTAR INC.

By: /s/ Linda U. Feuss
    ------------------------------
    Vice President, General Counsel
    and Corporate Secretary

TURTLE MOUNTAIN CORPORATION

By: /s/ Linda U. Feuss
    ------------------------------
    Director, Secretary

PEMSTAR PACIFIC CONSULTANTS INC.

By: /s/ Linda U. Feuss
    ------------------------------
    Director, Secretary

May 3, 2002


Mr. William Kullback,
Chief Financial Officer
Pemstar Inc.
3535 Technology Drive NW
Minneapolis, MN 55901

Mr. John Miller, President
Turtle Mountain Corporation
380 Oak Grove Parkway
St. Paul, MN  55127

Mr. William Kullback,
Chief Financial Officer
Pemstar Pacific Consultants Inc.
1280 Villa Street
Mountain View, CA 94041

         RE:  Consent

Gentlemen:

         Reference is hereby made to:

1. the Amended and Restated Revolving Credit Agreement dated June 29, 2001 among IBM Credit Corporation ("IBM Credit"), Pemstar Inc. (the "Customer"), Turtle Mountain Corporation ("Turtle Mountain") and Pemstar Pacific Consultants Inc. ("Pemstar Pacific Consultants", Pemstar Pacific Consultants, the Customer and Turtle Mountain are collectively referred to as the "Credit Parties"); and

2. the consent letter dated May 3, 2002 (the "Consent Letter") by and between the Credit Parties and IBM Credit.

         IBM Credit hereby notifies you that the conditions to the effectiveness of the Consent Letter for the issuance of the Proposed Subordinated Debt (as defined in the Consent Letter) have been satisfied and accordingly, IBM Credit's consent in the Consent Letter is effective provided that the subordinated notes issued by the Customer are substantially identical in form to the drafts of the notes distributed to IBM Credit on May 3, 2002.

                                                 Very truly yours,

                                                 /s/ Salvatore F. Grasso

                                                 IBM Credit Corporation